FOR IMMEDIATE RELEASE

Western Union Announces Cash Tender
Offer for 5.253% Notes Due 2020

DENVER, NOVEMBER 18, 2019: The Western Union Company (NYSE:WU), announced today that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 5.253% notes due 2020 (the “Notes”).

The Tender Offer is being made upon the terms and subject to the conditions set forth in the Offer to Purchase and related Letter of Transmittal and Notice of Guaranteed Delivery dated November 18, 2019. The Tender Offer will expire at 5:00 p.m. (New York City time) on November 22, 2019, unless extended or terminated as described in the Offer to Purchase (such time and date, as they may be extended, the “Expiration Time”). Holders of the Notes are urged to carefully read the Offer to Purchase and related Letter of Transmittal and Notice of Guaranteed Delivery before making any decision with respect to the Tender Offer.

The following table summarizes certain material terms of the Tender Offer:

					U.S.
				Principal	Treasury	Bloomberg	Fixed
Title of		CUSIP / ISIN	CUSIP /	Amount	Reference	Reference	Spread
Security	CUSIP / ISIN	(144A)	ISIN (Reg S)	Outstanding	Security	Page	(bps)
5.253%	959802AL3 /	959802AK5 /	U95769AF9 /		1.375% notes
notes due	US959802AL36	US959802AK52	USU95769AF98	$324,921,000	due March 31,	FIT3	15
2020					2020

In order to be eligible to receive the “Total Consideration,” holders must (i) validly tender their Notes at or prior to the Expiration Time or (ii) deliver a properly completed Notice of Guaranteed Delivery and all other required documents at or prior to the Expiration Time and validly tender their Notes at or prior to 5:00 p.m. (New York City time) on the second business day after the Expiration Time pursuant to guaranteed delivery procedures. The Total Consideration for each $1,000 principal amount of Notes validly tendered and not validly withdrawn will be determined in the manner described in the Offer to Purchase by reference to the fixed spread over the yield based on the bid-side price of the U.S. Treasury Reference Security listed above for the Tender Offer calculated by the Dealer Managers as of 2:00 p.m. (New York City time) on November 22, 2019, the date on which the Tender Offer is currently scheduled to expire. In addition to the Total Consideration, accrued and unpaid interest up to, but not including, the Settlement Date (as defined below) will be payable in cash on all validly tendered and accepted Notes. Interest will cease to accrue on the Settlement Date for all Notes accepted for purchase in the Tender Offer, including any such Notes tendered through guaranteed delivery procedures. As a result, Notes tendered through the guaranteed delivery procedures will not receive accrued interest from the Settlement Date through the Guaranteed Delivery Settlement Date, which is expected to be two business days after the Settlement Date.

Payment for Notes validly tendered in the Tender Offer and accepted by the Company for purchase will be made on the date referred to as the “Settlement Date” or, in the case of Notes tendered through guaranteed delivery procedures, the “Guaranteed Delivery Settlement Date.” The Settlement Date is expected to occur on the next business day following the Expiration Time, and the Guaranteed Delivery Settlement Date is currently expected to occur on the third business day following the Expiration Time.

As described in the Offer to Purchase, tendered Notes may be withdrawn at any time on or prior to the earlier of (i) the Expiration Time and (ii) in the event that the Tender Offer is extended, the 10th business day after commencement of the Tender Offer; provided that Notes tendered pursuant to the Tender Offer may also be withdrawn at any time after the 60th business day after commencement of the Tender Offer if for any reason the Tender Offer has not been consummated within 60 business days of commencement.

The closing of the Tender Offer is subject to the satisfaction or waiver of certain conditions as set forth in the Offer to Purchase, including receipt by the Company of proceeds from a proposed debt financing on terms reasonably satisfactory to the Company that generates net proceeds in an amount that is sufficient to effect the repurchase of the Notes validly tendered and accepted for purchase pursuant to the Tender Offer.

The Company reserves the right, subject to applicable law, to (i) waive any and all conditions to the Tender Offer, (ii) extend the Expiration Time, (iii) amend the Tender Offer in any respect (including, without limitation, to change the fixed spread) or (iv) terminate the Tender Offer on or prior to the Expiration Time and return the Notes tendered pursuant thereto, in each case by giving written or oral notice of such extension, amendment or termination to Global Bondholder Services Corporation, the tender agent (in such capacity, the “Tender Agent”).

If any Notes remain outstanding after the consummation of the Tender Offer, the Company expects (but is not obligated) to redeem such notes in accordance with the terms and conditions set forth in the related indenture.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offer is being made solely by means of the Offer to Purchase and related Letter of Transmittal and Notice of Guaranteed Delivery each dated November 18, 2019. The Tender Offer is void in all jurisdictions where it is prohibited. In those jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of The Western Union Company by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdictions.

Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as dealer managers (together, the “Dealer Managers”) for the Tender Offer. Requests for documents may be directed to Global Bondholder Services Corporation, the information agent (in such capacity, the “Information Agent”), by telephone at (212) 430-3774 (banks and brokers) or (866)-470-4500 (toll-free), in writing at 65 Broadway, Suite 404, New York, New York, 10006 or by email at contact@gbsc-usa.com. Copies of the Offer Documents are also available at the following website: https://www.gbsc-usa.com/westernunion/. Questions regarding the Tender Offer may be directed to the Dealer Managers as follows: Citigroup Global Markets Inc. may be contacted by telephone at (212) 723-6106 (collect) or (800) 558-3745 (toll-free); J.P. Morgan Securities LLC may be contacted by telephone at (212) 834-8553 (collect) or (866) 834-4666 (toll-free); and Wells Fargo Securities, LLC may be contacted by telephone at (704) 410-4756 (collect) or (866) 309-6316 (toll-free). None of The Western Union Company or its affiliates, their respective boards of directors, the Dealer Managers, the Tender Agent, the Information Agent or the trustee for the Notes makes any recommendation as to whether holders should tender any of their Notes. Holders must make their own decision as to whether to tender any of their Notes and, if so, the principal amount of their Notes to tender.

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Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "targets," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2018. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.

Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including electronic, mobile and Internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions, including trade restrictions and government sanctions, in the United States and abroad which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; mergers, acquisitions, and the integration of acquired businesses and technologies into our Company, divestitures, and the failure to realize anticipated financial benefits from these transactions, and events requiring us to write down our goodwill; decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; changes in tax laws, or their interpretation, including with respect to United States tax reform legislation enacted in December 2017 (the "Tax Act"), any subsequent regulation, and potential related state income tax impacts, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from business transformation, productivity and cost-savings, and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations in the United States and abroad, 4 affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with the settlement agreements with the United States Department of Justice, certain United States Attorney's Offices, the United States Federal Trade Commission, the Financial Crimes Enforcement Network of the United States Department of Treasury, and various state attorneys general (the "Joint Settlement Agreements"), and those associated with the January 4, 2018 consent order which resolved a matter with the New York State Department of Financial Services (the "NYDFS Consent Order"); liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory enforcement actions, including costs, expenses, settlements and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy and data use and security, including with respect to the General Data Protection Regulation ("GDPR") approved by the European Union ("EU"); failure to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities in the United States and abroad related to consumer protection and derivative transactions; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: catastrophic events; and management's ability to identify and manage these and other risks.

About Western Union

The Western Union Company (NYSE: WU) is a global leader in cross-border, cross-currency money movement. Our omnichannel platform connects the digital and physical worlds and makes it possible for consumers and businesses to send and receive money and make payments with speed, ease, and reliability. As of September 30, 2019, our network included over 550,000 retail agent locations offering our branded services in more than 200 countries and territories, with the capability to send money to billions of accounts. Additionally, westernunion.com, our fastest growing channel in 2018, is available in 75 countries, plus additional territories, to move money around the world. With our global reach, Western Union moves money for better, connecting family, friends and businesses to enable financial inclusion and support economic growth. For more information, visit www.westernunion.com.